SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2016

GeneSYS ID, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-193800	27-2928918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 Green Valley Parkway, Suite 300 Henderson, NV	89012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 702-800-4620

_______________________________________ ______________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

The information set forth in Item 5.02 is incorporated into this Item 1.01 by reference.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Mark Basile

Effective September 29, 2016, Mark Basile resigned as the Company’s Chief Strategy Officer and the Company’s board of directors appointed him to act as General Counsel.

A description of Mr. Basile’s employment history is set forth in the Company’s annual report on Form 10-K for the year ended December 31, 2015.

Aside from the following, Mr. Basile has not had any material direct or indirect interest in any of the Company’s transactions or proposed transactions over the last two years.

Effective September 29 2016, the Company entered into an Amended and Restated Employment Agreement (the “Agreement”) with Mr. Basile. The Agreement supersedes Mr. Basile’s employment agreement as Chief Strategy Officer in connection with his new appointment as General Counsel.

Mr. Basile may be terminated on the earlier of (i) his death or mental or physical disability or incapacity, (ii) his resignation or (iii) termination by the Company at any time. Under the agreement, the Company agreed to compensate Mr. Basile up to $175,000 annually and, subject to meeting certain assigned goals, the Company agreed to pay him a bonus of 25% of his salary per year. The Company previously granted Mr. Basile an option under the Company’s 2015 Equity Incentive Plan to purchase 50,000 shares of the Company's Common Stock with vesting and strike prices set forth in his original employment agreement. Those vesting periods continue under the Agreement.

Mr. Basile is entitled to participate in any existing employee health and welfare benefit plans.

Upon termination of employment, Mr. Basile may be entitled to receive certain post-termination severance benefits depending upon whether such termination is by the Company without Cause, in relation to a Change of Control, a resignation by Mr. Basile for Good Reason, or by reason of Mr. Basile’s death or disability (as such terms are defined in the agreement). In the event the Company terminates Mr. Basile’s employment without Cause or he elects a resignation for Good Reason, he shall be entitled to receive as severance his Base Salary for a period equal to the number of complete months he has worked for the Company, up to a maximum of twelve (12) months.

A copy of the Agreement is attached hereto as Exhibit 10.1, and is incorporated herein by reference. The foregoing description of the Agreement is qualified in its entirety by reference to the full text thereto.

Glenn McGinnis

Effective September 1, 2016, the Company’s board of directors appointed Glenn M. McGinnis to act as its Vice President of Product Development.

The description of Mr. McGinnis’ employment history is set forth below.

Mr. McGinnis has had a long career with IBM and, after which, he acted as a consultant in product development and manufacturing for the twenty years. For the last eleven years, he was CEO of McGinnis Management Inc. For the past two years, he has been the President of My TOUCH-ID LLC.

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There are no family relationships between Mr. McGinnis and any of the Company’s directors or executive officers.

Aside from the following, Mr. McGinnis has not had any material direct or indirect interest in any of the Company’s transactions or proposed transactions over the last two years.

Effective September 1, 2016, the Company entered into an employment agreement with Mr. McGinnis. The agreement may be terminated on the earlier of (i) his death or mental or physical disability or incapacity, (ii) his resignation or (iii) termination by the Company at any time. Under the agreement, the Company agreed to compensate Mr. McGinnis up to $150,000 annually and, subject to meeting certain assigned goals, the Company agreed to pay him a bonus of 10% of his salary per year. The Company will immediately grant to Mr. McGillis an option under the Company’s 2015 Equity Incentive Plan to purchase 25,000 shares of the Company's Common Stock with vesting and strike prices set forth in the agreement.

Mr. McGinnis is entitled to participate in any existing employee health and welfare benefit plans.

Upon termination of employment, Mr. McGinnis may be entitled to receive certain post-termination severance benefits depending upon whether such termination is by the Company without Cause, in relation to a Change of Control, a resignation by him for Good Reason, or by reason of his death or disability (as such terms are defined in the agreement). In the event the Company terminates Mr. McGinnis’ employment without Cause or he elects a resignation for Good Reason, Mr. McGinnis shall be entitled to receive as severance his Base Salary for a period equal to the number of complete months he has worked for the Company, up to a maximum of twelve (12) months.

A copy of the employment agreement is attached hereto as Exhibit 10.2, and is incorporated herein by reference. The foregoing description of the employment agreement is qualified in its entirety by reference to the full text thereto.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On October 4, 2016, we amended the Certificate of Designation (the “Amended Certificate of Designation”) for our Series B Convertible Preferred Stock (the “Series B Stock”). The features of our Series B Stock before the Amended Certificate of Designation are set forth in the original Certificate of Designation as contained in Exhibit 3.1 to our Current Report on Form 8-K that we filed with the Securities and Exchange Commission on September 25, 2015. We also amended the original Certificate of Designation as contained in Exhibit 3.1 to our Current Report on Form 8-K that we filed with the Securities and Exchange Commission on March 7, 2016.

Under the Amended Certificate of Designation, we increased the number of designated shares of Series B Preferred Stock from 2,000 to 2,550 shares. No other changes were made in the Amended Certificate of Designation.

The complete rights of the holders of Series B Stock are now defined in the Amended Certificate of Designation filed with the Nevada Secretary of State on October 4, 2016, attached hereto as Exhibit 3.1, and incorporated by reference herein.

Section 8 – OTHER EVENTS

Item 8.01 Other Events

On October 1, 2016, the Company’s wholly-owned subsidiary, GeneSYS RX, Inc., appointed Messrs. Mark Basile and Faruk Okcetin the company’s board of directors. Ms. Lorraine Yarde resigned as President of GeneSYS RX, Inc. and Mr. Okcetin was appointed as President in her stead.

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Designation, dated October 4, 2016
10.1	Amended and Restated Employment Agreement, dated September 29, 2016
10.2	Employment Agreement, dated September 1, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeneSYS ID, Inc.

By: /s/ Lorraine Yarde

Lorraine Yarde

CEO

Date: October 7, 2016

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